November 2017 Investor Contact: 636.940.6000 Website: americanrailcar.com American Railcar Industries, Inc.

Forward Looking Disclaimer Safe Harbor Statement This presentation contains statements relating to our expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: our plans to continue to transition the management of our lease fleet from ARL to in-house and terminate our contractual agreements with ARL, our plans to address the Federal Railroad Administration (FRA) directive released September 30, 2016 and subsequently revised and superseded on November 18, 2016 (Directive) and the settlement we entered into related thereto, various estimates we have made in preparing our financial statements, expected future trends relating to our industry, products and markets, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services, and revenues, trends related to shipments for direct sale versus lease, our strategic objectives and long- term strategies, our results of operations, financial condition and the sufficiency of our capital resources, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, our stock repurchase program, anticipated benefits regarding the growth of our leasing business, the mix of railcars, customers and commodities in our lease fleet and our lease fleet financings, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, our backlog, and the anticipated performance and capital requirements of our joint ventures. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. Potential risks and uncertainties that could adversely affect our business and prospects include, among other things: our prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; risks relating to our compliance with the Directive and the settlement related thereto, any developments related to the Directive and the settlement agreement related thereto or other regulatory actions and any costs or loss of revenue related thereto; risks relating to the ongoing transition of the management of our railcar leasing business from ARL to in-house management following completion of the ARL Sale; fluctuations in commodity prices, including oil and gas; the impact, costs and expenses of any warranty claims to which we may be subject now or in the future; the risks associated with our ongoing compliance with transportation, environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; our ability to recruit, retain and train qualified personnel; our ability to manage overhead and variations in production rates; the impact of any economic downturn, adverse market conditions or restricted credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in the costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the impact, costs and expenses of any litigation to which we may be subject now or in the future; the risks associated with our current joint ventures and anticipated capital needs of and production capabilities at our joint ventures; the sufficiency of our liquidity and capital resources, including long-term capital needs to further support the growth of our lease fleet; the impact of repurchases pursuant to our stock repurchase program on our current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the conversion of our railcar backlog into revenues equal to our reported estimated backlog value; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the integration with other systems and ongoing management of our new enterprise resource planning system; risks related to our and our subsidiaries’ indebtedness and compliance with covenants contained in our and our subsidiaries’ financing arrangements; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model Complete life cycle solutions for the railcar industry. Railcars Components Manufacturing Railcar Repair Services Railcar Leasing

Strategic Developments • Integration of strong sales force and fleet management group • Managing our lease fleet in-house gives us the opportunity to streamline processes and realize synergies and cost savings in integrating with the rest of our organization • Our sales and marketing strategy begins with listening to our customers and finding solutions to fit their needs • ARI has now evolved into a one-stop shop with product offerings including manufacturing, leasing and railcar services • With all of these pieces in place, and with this fully integrated business model, “It’s all here”

ARI Locations Added strategically placed sales force to cover all of our customers’ needs

ARI Key Railcar Markets - Two Largest Product Segments in the Railcar Industry* TANK RAILCARS • Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting: • Chemicals • Ethanol • Food Products • Natural Gas Liquids • Crude Oil HOPPER RAILCARS • Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting: • Plastic Pellets • Food Products • Grain • Sand • Specialty Chemical Products • Cement * Based upon backlog as of 9/30/17 per the Railway Supply Institute, Inc ARCI 2017 – 3nd Quarter Reporting Statistics (issued October 2017)

North American Fleet by Railcar Type 58% of the North American fleet is Covered Hopper and Tank Railcars The total North American railcar fleet was approximately 1.6 million railcars as of 10/1/2017. Tank Cars 406,717 , 25% Covered Hoppers 543,555 , 33% 140,647 , 9% 216,016 , 13% 200,324 , 12% 17,469 , 1% 108,142 , 7% Tank Cars Covered Hoppers Open-top Hoppers Gondolas Flat Cars Other Box Cars North American Fleet by Railcar Type Source: Association of American Railroads’ Rail Time Indicators, issued 10/6/2017 Our core products are covered hopper and tank railcars but we continue to explore other strategic car types that our manufacturing facilities can produce.

Cyclical Industry Trends - 10 20 30 40 50 60 70 80 90 Long-term average (1981-2021E) New Freight Car Delivery Trends (Amounts in the 000s) Source: Q3 2017 FTR Rail Equipment Outlook – www.ftrintel.com (issued September 2017).

2 4 6 15 19 20 17 5 6 20 21 11 20 30 26 17 17 21 21 19 - 5 10 15 20 25 30 35 Long-term average (1981 - 2021E) Industry Trends Covered Hopper Delivery Trends (Amounts in the 000s) Tank Railcar Delivery Trends (Amounts in the 000s) After a peak in terms of overall volume, demand has decreased and shifted towards more specialty hopper railcar types, including large cube hoppers for plastic pellets. With a major shift in the energy market, the industry expects more traditional and lower levels of replacement demand for tank railcars as well as more specialty tank railcars Source: Q3 2017 FTR Rail Equipment Outlook – www.ftrintel.com (issued September 2017) 6 8 9 12 14 21 22 9 5 9 18 29 35 36 18 13 13 16 18 17 - 5 10 15 20 25 30 35 40 Long-term average (1981 - 2021E)

22% Tank Cars 52% Covered Hoppers 4% 2% 7% 6% 7% 74% of railcars delivered by the industry as a whole in the 12 months ended September 30, 2017 were covered hopper and tank railcars Freight Railcar Market Overview Source: Railway Supply Institute, Inc. ARCI 2017 – 3nd Quarter Reporting Statistics (issued October 2017) 28% Tank Cars 57% Covered Hoppers 1% 3% 6% 3% 3% Tank Cars Covered Hoppers Open-top Hoppers Gondolas Flat Cars Intermodal Box Cars 85% of the industry railcar backlog as of September 30, 2017 was for covered hopper and tank railcars Industry Railcar Backlog as of 9/30/2017 The industry’s backlog of 64,253 railcars as of 9/30/2017 includes orders for deliveries that extend into 2018 and beyond. Industry Railcar Deliveries TTM 9/30/2017

ARI’s Railcar Backlog Dec 2008 Dec 2009 Dec 2010 Dec 2011 Dec 2012 Dec 2013 Dec 2014 Dec 2015 Dec 2016 Sept 2017 Railcar backlog for lease - - - 2,200 1,810 2,330 2,844 1,452 1,637 657 Railcar backlog for direct sale 4,240 550 1,050 4,330 5,250 6,230 8,888 5,629 2,176 2,026 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 T otal Ra il c ar Ba c k lo g 1,050 6,530 7,060 8,560 11,732 7,081 4,240 550 3,813 2,683

• Flexible and labor efficient manufacturing facilities able to respond to customer delivery demands • Strategic locations near customers and major rail lines • Vertical integration from component manufacturing and joint ventures helps us to be cost competitive • Experienced core group of employees • Numerous product offerings/designs that can be manufactured for direct sale or lease Manufacturing Segment -10% -5% 0% 5% 10% 15% 20% 25% 30% $- $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM Revenue Operating Margin % ^(millions) ^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation. Throughout all points in the industry’s cycles, our manufacturing core competency allows ARI to be competitive and provide low cost, quality railcars and components

Railcar Leasing Segment Diversifying and supplementing our business with revenue streams generated over the life of the railcar - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 $- $20 $40 $60 $80 $100 $120 $140 $160 2012 2013 2014 2015 2016 Q3 2017 TTM Revenue Lease Fleet(millions) • Disciplined lease strategy balancing mix of customers, commodities, acceptable market rates, and staggered lease terms • Relatively young lease fleet with low maintenance expense • Began in-house management of the railcar leasing business as a result of the ARL sale on June 1, 2017 • Added to our existing sales force, established lease fleet management group, and added other key supporting roles • Further integration of ARI’s business model • ARI obtained and is using software and data owned and used by ARL to manage leased railcars • Further fleet growth expected to come from existing liquidity and future railcar leveraged financing(s) • Unencumbered leased railcars available to borrow against

Railcar Services Segment Supporting both ARI’s lease fleet and customers' railcar needs, while gaining valuable industry insight TRADITIONAL REPAIR • Railcar qualifications and inspections • Light/heavy railcar repairs • Exterior and interior coatings • Cleaning • Valve replacement and testing • Wheel and axle replacement • Additional offerings for mini-shops and mobile on-site customer repairs TANK RAILCAR RETROFITTING • Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services 0% 5% 10% 15% 20% 25% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM Revenue Operating Margin % (millions) ARI’s repair network has been inspecting railcars pursuant to the FRA’s Revised Directive, including both its own leased railcars and railcars owned by its direct sale customers.

Strategic Progress Continues… Major Historical Projects Tank Railcar Expansion Wheel & Axle Assembly Tank Head Press Axle and Castings Joint Ventures Repair Plant Expansions Brookhaven, MS Repair Plant Lease Fleet Growth to Approximately 12,750 Railcars Tank Railcar Manufacturing Facility Repair Retrofit Expansion Manufacturing Plant Flexibility Future Growth Objectives Continue to foster long-term relationships with customers through our new integrated sales team Continue strategic growth in railcar lease fleet Strategically target a balanced mix of railcar types for a broad variety of commodities Continue to grow our field services network to provide further flexibility and insight into customers’ needs Further expand railcar repair capabilities at existing repair plants Explore opportunities for product development of other railcar types We continue to benefit from our expertise in producing a variety of high quality specialty covered hopper railcars and tank railcars at our vertically integrated, flexible manufacturing facilities. Having manufacturing, parts, repair and leasing all “in-house” allows us to support our customers over the life of the railcar. With all of these pieces in place, and with this fully integrated business model… “It’s all here”

Strong Financial Profile • Positive financial returns resulting from ARI’s participation in the largest railcar markets: hopper and tank railcars • Strong balance sheet with increased financing capacity to support operations and future lease fleet growth • 21st consecutive quarterly dividend declared (most recent - $0.40 per share) • Stock Repurchase Program of up to $250 million with purchases of $86.0 million through September 30, 2017 • Revolving credit capacity of up to $200 million

FRA Railworthiness Directive No. 2016-01 [Revised] SETTLEMENT In August 2017, ARI entered into a settlement agreement with the Federal Railroad Administration (“FRA”) • Settlement applies to railcars owned by ARI and certain of its affiliates and provides regulatory clarity • Extends deadline for completing inspection and testing of 15% highest mileage tank railcars to December 31, 2017 • Provides that all other directive tank railcars are inspected, tested, and if necessary repaired at the earlier of the next qualification, scheduled maintenance, shopping or repair event, or December 31, 2025 • Provides flexibility if the FRA imposes, or fails to impose, requirements on the other owners of the directive tank railcars • Modifies and clarifies inspection protocol • ARI dismissed its lawsuit against the FRA

Our Financial History $808.8 $423.4 $273.6 $519.4 $711.7 $750.6 $733.0 $889.3 $639.1 $512.0 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. $31.4 $15.5 ($27.0) $4.3 $63.8 $86.9 $99.5 $133.5 $72.7 $52.6 $78.8 $40.0 $4.5 $50.5 $149.5 $181.1 $209.0 $278.9 $188.0 $159.6 ($50.0) $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM Net Earnings Adj. EBITDA* Consolidated Revenue($ mil) ^ Net Earnings & Adj. EBITDA ($ mil)

Our Financial History (continued) $10.4 $0.0 $0.0 $29.4 $185.9 $162.1 $307.7 $211.6 $90.3 $153.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM Lease Railcar CAPEX ($ mil) # Operational CAPEX ($ mil) $42.0 $15.0 $6.1 $6.2 $20.0 $22.0 $20.1 $36.6 $23.0 $11.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 TTM # Includes effect of leased railcars in process.

Quarterly Financial Comparison $263.8 $192.0 $172.7 $260.9 $176.2 $150.5 $145.0 $167.5 $114.7 $109.0 $120.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 ^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. Consolidated Revenue ($ mil) ^ $35.0 $33.0 $29.4 $36.2 $22.8 $19.9 $7.7 $22.3 $10.6 $10.9 $8.9 $72.0 $68.5 $62.6 $75.8 $54.5 $50.4 $31.3 $51.8 $36.1 $37.0 $34.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net Earnings Adjusted EBITDA * * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. Net Earnings & Adj. EBITDA ($ mil)

Quarterly Financial Comparison (continued) $5.0 $10.4 $11.1 $10.1 $4.4 $6.7 $4.8 $7.1 $1.6 $1.8 $1.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $48.1 $84.5 $77.7 $1.3 $20.6 $12.8 $36.0 $20.9 $55.9 $47.9 $28.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 # Includes effect of leased railcars in process. Operational CAPEX ($ mil) Lease Railcar CAPEX ($ mil) #

Exhibit A – Adj. EBITDA Reconciliation In Thousands, unaudited

Exhibit A – Adj. EBITDA Reconciliation EBITDA represents net earnings before income tax expense, interest expense (income) and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI’s operating performance compared to that of other companies in the same industry. In addition, ARI’s management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock appreciation rights (SARs) and other income related to our short-term investments. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company’s SARs, which settle in cash, are revalued each period based primarily upon changes in ARI’s stock price. Management believes that eliminating the expense (income) associated with share-based compensation and income associated with short-term investments allows management and ARI’s investors to understand better the operating results independent of financial changes caused by the fluctuating price and value of the Company’s common stock and short-term investments. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings, cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company’s calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership